                                   EXHIBIT 24





                               Powers of Attorney

POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc. (the "Company") (formerly known as Borror Corporation), an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Dominion Homes, Inc. Incentive Stock Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1997.


                                        /s/ DONALD A. BORROR
                                        --------------------
                                            Donald A. Borror

POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc. (the "Company") (formerly known as Borror Corporation), an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Dominion Homes, Inc. Incentive Stock Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1997.


                                        /s/ DOUGLAS G. BORROR
                                        -----------------------
                                            Douglas G. Borror

POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc. (the "Company") (formerly known as Borror Corporation), an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Dominion Homes, Inc. Incentive Stock Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1997.


                                        /s/ JON M. DONNELL
                                        ---------------------
                                            Jon M. Donnell

POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc. (the "Company") (formerly known as Borror Corporation), an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Dominion Homes, Inc. Incentive Stock Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1997.


                                        /s/ TAD E. LUGIBIHL
                                        ---------------------
                                            Tad E. Lugibihl

POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc. (the "Company") (formerly known as Borror Corporation), an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Dominion Homes, Inc. Incentive Stock Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1997.


                                        /s/ DAVID S. BORROR
                                        ---------------------
                                            David S. Borror

POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc. (the "Company") (formerly known as Borror Corporation), an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Dominion Homes, Inc. Incentive Stock Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1997.


                                        /s/ PETE A. KLISARES
                                        -----------------------
                                            Pete A. Klisares

POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc. (the "Company") (formerly known as Borror Corporation), an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Dominion Homes, Inc. Incentive Stock Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1997.


                                        /s/ GERALD E. MAYO
                                        --------------------
                                            Gerald E. Mayo

POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Dominion Homes, Inc. (the "Company") (formerly known as Borror Corporation), an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Dominion Homes, Inc. Incentive Stock Plan, hereby constitutes and appoints Donald A. Borror, Douglas G. Borror, and Robert A. Meyer, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ National Market, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1997.


                                        /s/ C. RONALD TILLEY
                                        -----------------------
                                            C. Ronald Tilley